Related-Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related-Party Transactions
NOTE 11. RELATED-PARTY TRANSACTIONS
During the year ended December 31, 2021, the Company incurred marketing expense of $810 included in sales and marketing expense in connection with the vesting of warrants held by an investor. During the year ended December 31, 2020, $481 are included in sales and marketing expense in connection with the vesting of warrants held by an investor.
The Company incurred consulting expense of $110 included in research and development expenses for the year ended December 31, 2021 related to services provided by companies in which two of the Company’s executives have control or significant influence. During the year ended December 31, 2020, the Company incurred consulting expenses from these companies of $39.